SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2004


                        WITS BASIN PRECIOUS MINERALS INC.
               (Exact Name of Registrant as Specified in Charter)


          Minnesota                       1-12401             84-1236619
(State or Other Jurisdiction            (Commission          (IRS Employer
      of Incorporation)                 File Number)        Identification No.)


       800 Nicollet Mall, Suite 2690
           Minneapolis, Minnesota                                      55402
 (Address of Principal Executive Offices)                            (Zip Code)


                                  612.664.0570
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

         99.1     Wits Basin Precious Minerals Inc. Press Release dated March 1,
                  2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 1, 2004, Wits Basin Precious Minerals Inc issued a press release that included financial information for the fiscal year ended December 31, 2003. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WITS BASIN PRECIOUS MINERALS INC.

Date:  March 1, 2004                  By: /s/ Mark D. Dacko
                                      ---------------------------------
                                          Mark D. Dacko
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit             Description of Document
-------             -----------------------


99.1                Press release dated March 1, 2004.